Accrued expenses and other current liabilities (Tables)	12 Months Ended
Dec. 31, 2022
Accrued expenses and other current liabilities
Schedule of accrued expenses and other current liabilities

	As of December 31,
	2021	2022
	RMB	RMB
Accrued advertising expense	1,244,782	1,087,818
Accrued shipping and handling expenses	1,438,818	1,492,047
Amounts received on behalf of third-party merchants (Note a)	1,197,209	1,272,829
Accrued payroll and social benefits	662,376	721,182
Deposits from vendors	508,298	550,587
Income tax payables	662,331	689,275
Other tax payables (Note b)	689,681	484,103
Accrued rental expenses	116,167	86,317
Accrued administrative expenses	470,494	404,303
Refund liability (Note c)	369,853	339,821
Cash-settled share-based compensation (Note 25(c))	—	624,689
Loan from non-controlling interests shareholders (Note d)	70,000	133,000
Payables for repurchasing of ordinary shares	—	167,089
Others	228,668	341,682

Total	7,658,677	8,394,742

Notes:

(a)
Amounts represent the cash collected on behalf of third-party merchants who sold their goods or services through the platforms and cash collected on behalf of the lessee of Shan Shan Outlets related to the consideration for goods sold in outlets.

(b)
Amounts represent VAT and related surcharges, PRC individual income tax of employees withheld by the Group, tariffs, import VAT and consumption tax pursuant to the Circular on Tax Policy for Cross-border E-commerce Retail Imports.

(c)
The Group offers online customers with an unconditional right of return for a period of 7 days upon receipt of products on sales from its platforms. Accordingly, the Group estimates the expected customer merchandize returns, based on historical return patterns, to record the revenue reversal and a corresponding refund liability which is included in accrued expenses and other current liabilities.

(d)	Balance mainly represents loans from non-controlling shareholder of Shan Shan Outlets for the outlets’ operation.